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CLEAR RIVER FUND(R)
Summary Prospectus | November 28, 2013
TICKER: Investor Shares -- CLRVX

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.clearriverfund.com/reports/. You can also get this information at no cost by calling 1-877-333-0246, by sending an e-mail request to clearriverfund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated November 28, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.


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


CLEAR RIVER FUND

INVESTMENT OBJECTIVE

The Clear River Fund (the "Fund") seeks long-term capital growth on a tax-efficient basis while providing moderate current income.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Investor Shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

     REDEMPTION FEE
     ---------------------------------------------------------------------------
     As a percentage of amount redeemed, if shares
     redeemed have been held for less than 90 days                    2.00%
     ---------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)

--------------------------------------------------------------------------------
                                                                 INVESTOR SHARES
--------------------------------------------------------------------------------
Management Fees                                                       0.85%
--------------------------------------------------------------------------------
Other Expenses                                                        0.59%
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                       0.02%
                                                                     -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses(1)                               1.46%
--------------------------------------------------------------------------------
Less Fee Reductions and/or Expense Reimbursements                    (0.24%)
                                                                     -------
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After
Fee Reductions and/or Expense Reimbursements(1,2)                     1.22%
--------------------------------------------------------------------------------

(1) THE TOTAL ANNUAL FUND OPERATING EXPENSES IN THIS FEE TABLE DO NOT CORRELATE TO THE EXPENSE RATIO IN THE FUND'S FINANCIAL HIGHLIGHTS BECAUSE THE FINANCIAL HIGHLIGHTS INCLUDE ONLY THE DIRECT OPERATING EXPENSES INCURRED BY THE FUND, AND EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

(2) ABBOT DOWNING INVESTMENT ADVISORS (THE "ADVISER") HAS CONTRACTUALLY AGREED TO REDUCE FEES AND REIMBURSE EXPENSES IN ORDER TO KEEP TOTAL ANNUAL FUND OPERATING EXPENSES AFTER FEE REDUCTIONS AND/OR EXPENSE REIMBURSEMENTS (EXCLUDING INTEREST, TAXES, BROKERAGE COMMISSIONS, ACQUIRED FUND FEES AND EXPENSES AND EXTRAORDINARY EXPENSES (COLLECTIVELY, "EXCLUDED EXPENSES")) FROM EXCEEDING 1.20% OF THE FUND'S INVESTOR CLASS SHARES' AVERAGE DAILY NET ASSETS UNTIL NOVEMBER 29, 2014. IN ADDITION, IF AT ANY POINT TOTAL ANNUAL FUND OPERATING EXPENSES (NOT INCLUDING EXCLUDED EXPENSES) ARE BELOW THE EXPENSE CAP, THE ADVISER MAY RECEIVE FROM THE FUND THE DIFFERENCE BETWEEN THE TOTAL ANNUAL FUND OPERATING EXPENSES (NOT INCLUDING EXCLUDED EXPENSES) AND THE EXPENSE CAP TO RECOVER ALL OR A PORTION OF ITS PRIOR FEE REDUCTIONS OR EXPENSE REIMBURSEMENTS MADE DURING THE PRECEDING THREE-YEAR PERIOD DURING WHICH THIS AGREEMENT (OR ANY PRIOR AGREEMENT) WAS IN PLACE. THIS AGREEMENT MAY BE TERMINATED: (I) BY THE BOARD, FOR ANY REASON AT ANY TIME; OR (II) BY THE ADVISER, UPON NINETY (90) DAYS' PRIOR WRITTEN NOTICE TO THE TRUST, EFFECTIVE AS OF THE CLOSE OF BUSINESS ON NOVEMBER 29, 2014.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


               1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
                $124        $438         $775         $1,726

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 19% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In seeking to achieve the Fund's investment objective, Abbot Downing Investment Advisors (the "Adviser") utilizes a combination of the four distinct and complementary investment strategies discussed below. Each strategy contains a relatively small, focused group of securities selected by the Adviser based on its research and fundamental analysis of individual companies, specifically targeting those with clear competitive advantages, exceptional management and strong fundamentals. The Fund seeks to buy and hold securities for the long term in order to minimize transaction costs and maximize the Fund's tax efficiency. However, the Adviser may sell a security if a company's underlying fundamentals have changed, the stock reaches overvaluation as determined by the Adviser, or a more attractively valued alternative is available for purchase.

In making allocation decisions among the investment strategies, the Adviser considers multiple data sources, including economic and fundamental research. The Adviser regularly reviews the Fund's allocations and makes changes to favor strategies it believes will provide the most favorable outlook for achieving the Fund's objective. Depending on market conditions, these allocations may vary significantly from time to time.

Under most market conditions, the Adviser will allocate Fund assets to each investment strategy within the following ranges of the Fund's net assets:

Small Cap Equity                                                 5% - 30%
International Equity                                            10% - 40%
Marketable Alternatives                                          0% - 20%
Select Domestic Equity/Select Income Equity                     20% - 75%

INTERNATIONAL EQUITY STRATEGY -- The Adviser's International Equity Strategy seeks to provide long-term capital appreciation and international diversification by investing in companies established out of the U.S. with attractive growth opportunities. Under this strategy, the Fund will invest in equity securities, including ADRs, of companies that generate 60% or more of their revenues outside North America. Additionally, the Fund may also invest in exchange-traded funds ("ETFs") in order to gain efficient exposure to certain foreign equity markets. When investing in such ETFs, the Adviser's security selection criterion applies to a country and/or region as opposed to a company.

MARKETABLE ALTERNATIVES STRATEGY -- The Adviser's Marketable Alternatives Strategy seeks to provide diversification, hedge inflation and capitalize on opportunities outside of the traditional stock and bond markets by investing in ETFs and index-related holdings across a variety of asset classes, including commodities, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), high-yield bonds, senior bank debt, convertible bonds, preferred stock, and global Treasury Inflation Protected Securities ("TIPs"). Positions held in this strategy typically provide exposure to multiple companies, thereby reducing company-specific risk and providing diversification across asset classes. When selecting securities, the Adviser seeks to identify asset classes with valuations below their historical average. The Adviser will invest in inflation-hedging assets, such as TIPs, when the cost of owning such assets is favorable given the prospects for inflation.

SMALL CAP EQUITY STRATEGY -- The Adviser's Small Cap Equity Strategy focuses on securities of smaller companies with strong franchises and attractive valuations. For assets allocated to this strategy, the Fund will generally invest in equity securities of companies with total market capitalizations of less than $5 billion. When selecting securities, the Adviser looks for companies with high or improving returns on capital, opportunities for growth and shareholder-focused management. The Adviser seeks securities selling at a discount to their intrinsic value with the potential to achieve a specified target return over a three- to five-year period.

SELECT DOMESTIC EQUITY/SELECT INCOME EQUITY STRATEGY -- The Adviser's Select Domestic Equity/Select Income Equity Strategy focuses on securities of mid- to large-capitalization companies (greater than $3 billion) that have one or more of the following characteristics:

     o SELECT DOMESTIC EQUITY -- Includes companies that: (1) utilize an attractive business mix or asset base to earn high and/or improving returns on capital, (2) demonstrate good stewardship of shareholder's capital, (3) generate strong and/or improving cash flow and (4) maintain strong and/or improving balance sheets. When selecting securities, the Adviser searches for investment opportunities in companies across the value and growth spectrum at an attractive valuation relative to a company's intrinsic value, which is based on future cash generation and/or asset base.

     o SELECT INCOME EQUITY -- Includes companies that pay dividends and that the Adviser believes are selling at a discount to their intrinsic value, have dividend yields that on balance exceed the yield on the S&P 500 Index average, and have the potential to maintain or increase dividends over a three- to five-year period. Dividend-paying equity securities may be invested in through American Depository Receipts ("ADRs").

PRINCIPAL RISKS

As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT, AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC, OR ANY GOVERNMENT AGENCY. The principal risks affecting shareholders' investments in the Fund are set forth below.

EQUITY RISK -- Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, shares of REITs and ADRs, as well as shares of ETFs that attempt to track the price movement of equity indices. Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stock holders, and takes precedence over common stock in the event of a liquidation. Like common stock, preferred stock represents partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. In general, investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

CREDIT RISK -- The credit rating or financial condition of an issuer may affect the value of a fixed income debt security. In general, the lower the quality rating of a security, the greater the perceived risk that the issuer will fail to fully pay interest and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value. The issuer of an investment-grade security is considered by the rating agency to be more likely to pay interest and repay principal than an issuer of a lower-rated bond. Adverse economic conditions or changing circumstances may weaken the capacity of the issuer to pay interest and repay principal.

INTEREST RATE RISK -- As with most funds that invest in fixed income securities, changes in interest rates are a factor that could affect the value of your investment. Rising interest rates tend to cause the prices of fixed income securities (especially those with longer maturities) and the Fund's share price to fall.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed-income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher duration, the more volatile the security.

Fixed income debt securities have a stated maturity date when the issuer must repay the principal amount of the bond. Some fixed income debt securities, known as callable bonds, may repay the principal earlier than the stated maturity date. Fixed income debt securities are most likely to be called when interest rates are falling because the issuer can refinance at a lower rate.

Mutual funds that invest in fixed income debt securities have no real maturity. Instead, they calculate their weighted average maturity. This number is an average of the effective or anticipated maturity of each fixed income debt security held by the mutual fund, with the maturity of each security weighted by the percentage of its assets of the mutual fund it represents.

HIGH-YIELD BOND RISK -- High-yield, or non-investment grade or "junk," bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high-yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. Market developments and the financial and business conditions of the corporation issuing these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities. Insufficient liquidity in the non-investment grade bond market may make it more difficult to dispose of non-investment grade bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value non-investment grade bonds accurately.

FOREIGN COMPANY RISK -- Investing in foreign companies, including direct investments and through ADRs, which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country. Foreign companies may not be registered with the SEC and are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund's investments in foreign securities are also subject to the risk that the securities may be difficult to value and/or valued incorrectly. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with directly investing in foreign securities.

EMERGING MARKET SECURITIES RISK -- In addition to the general risks of investing in non-U.S. securities, investments in emerging markets securities are considered speculative and subject to heightened risks. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. In addition, emerging markets securities may be subject to smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

FOREIGN CURRENCY RISK -- Because non-U.S. securities usually are denominated in currencies other than the dollar, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

REIT RISK -- REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. REITs are susceptible to the risks associated with direct ownership of real estate, such as the following: declines in property values; increases in property taxes, operating expenses, rising interest rates or competition overbuilding; zoning changes; and losses from casualty or condemnation. REITs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in REITs will result in the layering of expenses such that shareholders indirectly will bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses.

MLP RISK -- MLPs are limited partnerships in which the ownership units are publicly traded. MLPs often own several properties or businesses (or own interests) that are related to oil and gas industries or other natural resources, but they also may finance other projects. To the extent that an MLP's interests are all in a particular industry, the MLP will be negatively impacted by economic events adversely impacting that industry. Additional risks of investing in a MLP also include those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a MLP than investors in a corporation. For example, investors in MLPs may have limited voting rights or be liable under certain circumstances for amounts greater than the amount of their investment. In addition, MLPs may be subject to state taxation in certain jurisdictions which will have the effect of reducing the amount of income paid by the MLP to its investors.

INVESTMENTS IN ETFS -- ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities comprising the index on which the ETF is based, and the value of the Fund's investment will fluctuate in response to the performance of the underlying index. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund's investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs' operating expenses, in addition to paying Fund expenses. The Fund may invest in ETFs that are not registered or regulated under the Investment Company Act of 1940, as amended (the "1940 Act"). These ETFs typically hold commodities (such as gold or oil), currency or other property that is itself not a security. Because the value of ETF shares depends on the demand in the market, shares may trade at a discount or premium, and the Adviser may not be able to liquidate the Fund's holdings at the most optimal time, which could adversely affect the Fund's performance.

The Fund intends to invest in ETFs in a manner consistent with the Fund's intention to be taxable as a regulated investment company under the Internal Revenue Code of 1986, as amended. The Adviser therefore anticipates monitoring its investments in such ETFs very closely to keep the Fund's non-qualifying income within the acceptable limits so as to maintain its qualification as a regulated investment company.

SMALL-CAPITALIZATION COMPANY RISK -- The small-capitalization companies in which the Fund will invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

SPECIAL SITUATIONS RISK -- Special situations are unusual or out-of-the-ordinary circumstances that a company or its stock can face. Examples of special situations could include a company turning around from a period of poor performance, a company undertaking a corporate restructuring, a company launching a new product or business stream, or a security selling at a discount to its underlying value. Special situations can present investment opportunities if correctly identified and interpreted. Special situations may involve greater risk than is found in the normal course of investing if the special situation does not produce the effect predicted by the Adviser.

ALLOCATION RISK -- In seeking to achieve the Fund's investment objective, the Adviser may employ multiple investment strategies. Decisions concerning allocations of assets among investment strategies are based upon judgments made by the Adviser, which may not accurately predict changes in the market. As a result, the Fund could miss attractive investment opportunities by underweighting strategies that subsequently experience significant returns and could lose value by overweighting strategies that subsequently experience significant declines.

COMMODITY RISK -- Exposure to the commodities markets, through a company or an ETF, may subject the Fund to greater volatility than investments in traditional securities. Commodities are subject to substantial price fluctuations over short periods of time and may be affected by unpredictable economic, political and environmental events.

INVESTMENT STYLE RISK -- The Fund may use a "value" style of investing. Value investing focuses on companies whose stock appears undervalued in light of factors such as the company's earnings, book value, revenue or cash flow. If the Adviser's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, "value stocks" can continue to be undervalued by the market for long periods of time.

PERFORMANCE INFORMATION

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund's performance does not necessarily indicate how the Fund will perform in the future. Updated performance information is available by calling 1-877-333-0246.

                  [BAR CHART OMITTED - PLOT POINTS AS FOLLOWS]


                           9.01%     (2.75)%     12.50%
                     --------------------------------------
                           2010       2011        2012



                    BEST QUARTER           WORST QUARTER
                       10.81%                (14.97%)
                    (03/31/2012)           (09/30/2011)


The performance information shown above is based on a calendar year. The Fund's performance from 1/1/2013 to 9/30/2013 was 17.70%.

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2012

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

--------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                                               1 YEAR               (2/3/09)
--------------------------------------------------------------------------------------------------
Return Before Taxes                                            12.50%                14.12%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                            11.43%                13.47%
--------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and
Sale of Fund Shares                                            9.53%                 12.26%
--------------------------------------------------------------------------------------------------
Russell 3000 Index (reflects no deduction
for fees, expenses, or taxes)                                  16.42%                18.23%*
--------------------------------------------------------------------------------------------------
MSCI EAFE Index (reflects no deduction
for fees, expenses, or taxes)                                  17.32%                13.16%*
--------------------------------------------------------------------------------------------------
70/30 Hybrid Russell 3000 and MSCI EAFE Index**
(reflects no deduction for fees, expenses, or taxes)           16.77%                16.78%*
--------------------------------------------------------------------------------------------------
80/20 Hybrid Russell 3000 and MSCI EAFE Index**
(reflects no deduction for fees, expenses, or taxes)           16.66%                17.27%*
--------------------------------------------------------------------------------------------------

*    INDEX RETURNS ARE AS OF JANUARY 31, 2009.

** THE FUND HAS CHANGED ITS BENCHMARK FROM AN 80/20 HYBRID OF THE RUSSELL 3000 AND MSCI EAFE INDICES TO A 70/30 HYBRID OF THE RUSSELL 3000 AND MSCI EAFE INDICES IN ORDER TO REFLECT THE ADVISER'S LONG-TERM STRATEGIC ALLOCATION TO INTERNATIONAL EQUITIES.


INVESTMENT ADVISER

Abbot Downing Investment Advisors

PORTFOLIO MANAGERS

Jeffrey Erickson, Portfolio Manager, has managed the Fund since its inception.

Carol Schleif, Regional Chief Investment Officer, has managed the Fund since
2012.

Martin Hargrave, Portfolio Manager, has managed the Fund since 2013.

PURCHASE AND SALE OF FUND SHARES

To purchase shares of the Fund for the first time, you must invest at least $5,000. Subsequent investments must be made in amounts of at least $500.

If you directly own your shares, you may redeem your shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day") by contacting the Fund directly by mail at Clear River Fund, P.O. Box 219009, Kansas City, Missouri 64121-9009 (Express Mail Address: Clear River Fund, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105) or telephone at 1-877-333-0246.

If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

PAYMENTS TO BROKER-DEALERS
AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson, or visit your financial intermediary's web site for more information.

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